MARKETING NAME ™ (04/27)
APPLICATION FOR AN INDIVIDUAL MODIFIED SINGLE PREMIUM DEFERRED REGISTERED INDEX-LINKED VARIABLE ANNUITY (ICCXX RILAXXX)

JACKSON®
National Life Insurance Company

Jackson National Life Insurance Company®
("Jackson®", "the Company")

Home Office: Lansing, Michigan
www.jackson.com

First Class Mail: P.O. Box 30314
Lansing, MI 48909-7814

Overnight Mail: 1 Corporate Way
Lansing, MI 48951

Customer Care: 800-873-5654
Fax: 800-943-6761
Email: customercare@jackson.com

Linking/BIN/Brokerage Acct. Number (if applicable)

Jackson pre-assigned Contract Number (if applicable)

Benefit Option

! It is required for Good Order **that you select one benefit.**

If the Joint Option is elected, there will be two Covered Lives and the Covered Lives must be spouses as defined by federal law.

☐ For Life Guaranteed Minimum Withdrawal Benefit - Single Option

☐ For Life Guaranteed Minimum Withdrawal Benefit - Joint Option

Primary Owner

- **PLEASE PRINT CLEARLY**

Type of Ownership:

☐ Individual/Joint ☐ Custodian ☐ Trust ☐ Corporation/Pension Plan ☐ Government Entity

Social Security Number | or Tax ID Number | Phone Number (include area code)

U.S. Citizen ☐ Yes ☐ No

Resident Alien ☐ Yes ☐ No

Country of Residence

Sex ☐ Male ☐ Female

Date of Birth (mm/dd/yyyy)

Email Address

First Name | Middle Name | Last Name

Legal Entity Name (if applicable)

Residential Address Line 1 (no P.O. Boxes)

Residential Address Line 2

Residential Address City | State | ZIP

Mailing Address Line 1

Mailing Address Line 2

Mailing Address City | State | ZIP

ICC26 R320 Page 1 of 12 **R3280 04/27**

Joint Owner

- In the case of Joint Owners, all correspondence and required documentation will be sent to the address of the Primary Owner.
- Joint Owners electing the Joint Option must be spouses as defined by federal law.

Social Security Number | Date of Birth (mm/dd/yyyy) | Email Address (print clearly)

U.S. Citizen ☐ Yes ☐ No
Resident Alien ☐ Yes ☐ No
Country of Residence
Sex ☐ Male ☐ Female

First Name | Middle Name | Last Name

Relationship to Owner | Phone Number (include area code)

Residential Address Line 1 (no P.O. Boxes) | Residential Address Line 2

Residential Address City | State | ZIP

Primary Annuitant

- Complete this section if different than Primary Owner. If Primary Annuitant section is left blank, the Annuitant will default to the Primary Owner.

Social Security Number | Date of Birth (mm/dd/yyyy) | Phone Number (include area code)

U.S. Citizen ☐ Yes ☐ No
Resident Alien ☐ Yes ☐ No
Country of Residence
Sex ☐ Male ☐ Female

First Name | Middle Name | Last Name

Residential Address Line 1 (no P.O. Boxes) | Residential Address Line 2

Residential Address City | State | ZIP

Joint/Contingent Annuitant

- Complete this section if different than Joint Owner. If Joint Annuitant section is left blank, the Joint Annuitant will default to the Joint Owner.
- Contingent Annuitant **must** be Annuitant's spouse. Applicable only on a Qualified Custodial Account Contract when electing the Joint Option.

Social Security Number
☐ Joint Annuitant Not Applicable
☐ Contingent Annuitant
Date of Birth (mm/dd/yyyy)

U.S. Citizen ☐ Yes ☐ No
Resident Alien ☐ Yes ☐ No
Country of Residence
Sex ☐ Male ☐ Female

First Name | Middle Name | Last Name

Relationship to Primary Annuitant | Phone Number (include area code)

Residential Address Line 1 (no P.O. Boxes) | Residential Address Line 2

Residential Address City | State | ZIP

ICC26 R320 Page 2 of 12 **R3280 04/27**

Beneficiary(ies)

! It is required for Good Order that the Percentage of Death Benefit be **whole numbers** and **must** total 100% for each beneficiary type. If Percentage of Death Benefit is left blank, all beneficiaries will receive equal shares.

- Please use the Beneficiary Designation Supplement form (X3041) for additional beneficiaries.

☐ Primary | Sex ☐ Male ☐ Female | Percentage of Death Benefit ____ %

Social Security/Tax ID Number | Date of Birth (mm/dd/yyyy) | Relationship to Owner

First Name | Middle Name | Last Name

Legal Entity Name (if applicable) | Phone Number (include area code)

Residential Address Line 1 (no P.O. Boxes) | Residential Address Line 2

Residential Address City | State | ZIP

☐ Primary ☐ Contingent | Sex ☐ Male ☐ Female | Percentage of Death Benefit ____ %

Social Security/Tax ID Number | Date of Birth (mm/dd/yyyy) | Relationship to Owner

First Name | Middle Name | Last Name

Legal Entity Name (if applicable) | Phone Number (include area code)

Residential Address Line 1 (no P.O. Boxes) | Residential Address Line 2

Residential Address City | State | ZIP

☐ Primary ☐ Contingent | Sex ☐ Male ☐ Female | Percentage of Death Benefit ____ %

Social Security/Tax ID Number | Date of Birth (mm/dd/yyyy) | Relationship to Owner

First Name | Middle Name | Last Name

Legal Entity Name (if applicable) | Phone Number (include area code)

Residential Address Line 1 (no P.O. Boxes) | Residential Address Line 2

Residential Address City | State | ZIP

ICC26 R320 Page 3 of 12 **R3280 04/27**

Page 4 of 12 R3280 04/27ICC26 R320 Tax Qualification Non-Tax Qualified Roth IRA Other: Simplified Employee Pension (SEP) Roth Conversion Individual Retirement Annuity (IRA) - Traditional 403(b) Tax Sheltered Annuity (TSA) Statement Regarding Existing Policies or Annuity Contracts (Must select one) NoYes Are you replacing or changing an existing life insurance policy or annuity contract? Annuitization/Income Date Specify Income Date (mm/dd/yyyy) The Registered Index-Linked Annuity Automatic Withdrawal Request form (R4370) may be submitted for Required Minimum Distributions (RMDs). Notice to Financial Professional: If the Applicant does have existing life insurance policies or annuity contracts, you must present and read to the Applicant the Replacement of Life Insurance or Annuities form (X0512 - state variations apply) and return the notice, signed by both the Financial Professional and Applicant, with the Application. I (We) do have existing life insurance policies or annuity contracts. I (We) do not have existing life insurance policies or annuity contracts. I (We) (Owner(s)/Applicant(s)) certify that with regard to Jackson or any other company: If an Annuitization/Income Date is not specified, Jackson will default to the Latest Income Date as shown in the Contract. It is required for Good Order that this entire section be completed.

Premium Payment

! External Transfers: The Request for Transfer or Exchange of Assets form (X3783) must be submitted if Jackson is to request the release of funds.

- For more than two account transfers, please provide account information on the Letter of Instruction form (X4250) and submit with application.

Select payment method. Must select at least one:

☐ **Jackson to request funds** ☐ **Financial Professional or Owner to request funds**

☐ **Payment included** ☐ **In-house funding - Select one:**

☐ **Internal Transfer** ☐ **Death Claim Proceeds**

Anticipated total amount from:

Check(s) $ ________ External Transfer(s) $ ________

Internal Transfer(s)/Death Claim Proceeds $ ________ ACH/Wire(s) $ ________

Please provide the following information if applicable:

Company Releasing Funds	Account Number	Maturity Date	Transfer Type	Anticipated Transfer Amount
			☐ Full ☐ Partial	$
			☐ Full ☐ Partial	$

Non-Qualified Contracts: ☐ IRC 1035 Exchange ☐ Non-1035 Exchange

All Other Contracts: ☐ Direct Transfer ☐ Direct Rollover ☐ Non-Direct Rollover

For IRA - Traditional or Roth IRA Tax Qualifications, please indicate tax contribution year(s) and amount(s). If the year(s) is (are) not indicated, Jackson will default to the current tax year.

Year: ________ $ ________ Year: ________ $ ________

Jackson reserves the right to refuse a Premium payment that is comprised of multiple payments over a period of time. If Jackson permits you to make multiple payments as part of your Premium payment, the Contract will not be issued until all such payments are received. Jackson reserves the right to hold such multiple payments in a non-interest bearing account until the Issue Date.

ICC26 R320 Page 5 of 12 **R3280 04/27**

Page 6 of 12 R3280 04/27ICC26 R320 Contract Options PLEASE NOTE: Contract Options are subject to availability. 1-Year %Crediting Method S&P 500 Index 10% 15% Cap Dual Direction+ 3-Year % 6-Year % 100% Cap Performance Trigger Performance Trigger Guaranteed Cap Buffer CONTRACT OPTIONS CONTINUED ON PAGES 7 AND 8. Cap Performance Trigger 20% Cap 1-Year %Crediting Method Russell 2000 Index 10% 15% Cap Dual Direction+ 3-Year % 6-Year % 100% Cap Performance Trigger Performance Trigger Guaranteed Cap Buffer Cap Performance Trigger 20% Cap Tell Jackson how you want your annuity Premium invested. TOTAL ALLOCATION MUST EQUAL 100% IN WHOLE PERCENTAGES. The Guaranteed Cap crediting method has a six year Guarantee Period. Certain broker- dealers may limit the Index Account Options and/or Fixed Account under the Contract. Please see Applicant Acknowledg- ments on pages 9 and 10. On and after the Activation Date the following Contract Option restrictions apply: 1) The Guaranteed Cap crediting method is not available. 2) For all other crediting methods, only the 1-Year Index Account Option Term is available.

Contract Options (continued from page 6)

PLEASE NOTE: Contract Options are subject to availability.

! Tell Jackson how you want your annuity Premium invested. **TOTAL ALLOCATION MUST EQUAL 100% IN WHOLE PERCENTAGES.**

- The Guaranteed Cap crediting method has a six year Guarantee Period.
- Certain broker-dealers may limit the Index Account Options and/or Fixed Account under the Contract. Please see Applicant Acknowledgments on pages 9 and 10.
- On and after the Activation Date the following Contract Option restrictions apply:
  1) The Guaranteed Cap crediting method is not available.
  2) For all other crediting methods, only the 1-Year Index Account Option Term is available.

Dow Jones Industrial Average® Index				
Buffer	**Crediting Method**	**1-Year %**	**3-Year %**	**6-Year %**
10%	Cap			
	Guaranteed Cap			
	Dual Direction+			
	Performance Trigger			
15%	Cap			
	Performance Trigger			
20%	Cap			
100%	Cap			
	Performance Trigger			

MSCI EAFE Index				
Buffer	**Crediting Method**	**1-Year %**	**3-Year %**	**6-Year %**
10%	Cap			
	Guaranteed Cap			
	Dual Direction+			
	Performance Trigger			
15%	Cap			
	Performance Trigger			
20%	Cap			
100%	Cap			
	Performance Trigger			

CONTRACT OPTIONS CONTINUED ON PAGE 8.

ICC26 R320 Page 7 of 12 **R3280 04/27**

Contract Options (continued from pages 6 and 7)

PLEASE NOTE: Contract Options are subject to availability.

Tell Jackson how you want your annuity Premium invested. **TOTAL ALLOCATION MUST EQUAL 100% IN WHOLE PERCENTAGES.**

- The Guaranteed Cap crediting method has a six year Guarantee Period.
- Certain broker-dealers may limit the Index Account Options and/or Fixed Account under the Contract. Please see Applicant Acknowledgments on pages 9 and 10.
- On and after the Activation Date the following Contract Option restrictions apply:
  1) The Guaranteed Cap crediting method is not available.
  2) For all other crediting methods, only the 1-Year Index Account Option Term is available.

MSCI Emerging Markets Index				
Buffer	**Crediting Method**	**1-Year %**	**3-Year %**	**6-Year %**
10%	Cap			
	Guaranteed Cap			
	Dual Direction+			
	Performance Trigger			
15%	Cap			
	Performance Trigger			
20%	Cap			
100%	Cap			
	Performance Trigger			

Nasdaq-100 Index®				
Buffer	**Crediting Method**	**1-Year %**	**3-Year %**	**6-Year %**
10%	Cap			
	Guaranteed Cap			
	Dual Direction+			
	Performance Trigger			
15%	Cap			
	Performance Trigger			
20%	Cap			
100%	Cap			
	Performance Trigger			

Fixed Account Option	1-Year %
1-year Fixed Account Option	

ICC26 R320 Page 8 of 12 **R3280 04/27**

Applicant Acknowledgments ICC26 R320 Page 9 of 12 R3280 04/27 Notice to Applicant Applicant Acknowledgments continued on page 10. 1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded. 2. I (We) certify that the Social Security or Taxpayer Identification Number(s) shown above is (are) correct. 3. I (We) certify that the date of birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint Annuitant, or Contingent Annuitant, if applicable, stated in this application is (are) true and correctly recorded. 4. I (We) understand that while the values of the Contract may be affected by an external Index, the Contract does not participate in any stock or equity investment, and that the Index Account Option value may increase or decrease with the investment experience and is not guaranteed as to a fixed dollar amount. 5. I (We) have been given a current prospectus for this registered index-linked variable annuity product. 6. I (We) hereby represent to the best of my (our) knowledge and belief that I (we) have made an informed decision to purchase this product and, if applicable, have reviewed the differences between this product and my (our) original product. The product fits my (our) investment needs and objectives, liquidity needs, time horizon, risk tolerance and my (our) general financial situation. 7. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code, if applicable. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value. 8. I (We) understand that the capping component in this Contract may limit the Index Adjustment credited to the Index Account Option value on each Index Account Option Term Anniversary, regardless of the performance of the Indices. 9. I (We) have received the applicable current Buffers, Caps/Rates and any other Index Adjustment Factors associated with this Contract. 10. I (We) understand and acknowledge that amounts payable under the Contract may be subject to a Withdrawal Charge and/or a Market Value Adjustment(s), if applicable, which may cause the values to decrease if withdrawn or annuitized prior to a specified date or dates as stated in the Contract. 11. I (We) understand that Jackson offers other annuities with similar features, benefits, limitations, minimum Caps/Rates and charges. I (We) have discussed the alternatives with my (our) Financial Professional, including that similar products with higher or lower Caps/Rates may be available through other broker-dealers. 12. I (We) understand that to the extent I (we) have been permitted to make a Premium payment comprised of multiple payments over a period of time, my (our) Contract will not be issued until all such payments are received, and all Premium payments will be held in a non-interest bearing account until the date my (our) Contract is issued. Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

Page 10 of 12 R3280 04/27ICC26 R320 Owner's Signature Date Signed (mm/dd/yyyy) State Where Signed Owner's Title (required if owned by an Entity) Date Signed (mm/dd/yyyy)Joint Owner's Signature Date Signed (mm/dd/yyyy) Date Signed (mm/dd/yyyy) Annuitant's Signature (if other than Owner) Joint Annuitant's Signature (if other than Joint Owner) Applicant Signatures State Where Signed Applicant Acknowledgments Check this box if the IRS has notified you that you are subject to backup withholding. U.S. Tax Certifications (continued from page 9) Not FDIC/NCUA Insured Not bank/CU guaranteed May lose value Not a deposit Not insured by any federal agency It is required for Good Order that all applicable parties to the Contract sign here. Required replacement form(s) must be signed on or before the application signature date. Under penalties of perjury, I certify that: 1. My Social Security Number or Tax ID Number shown on this application is my correct taxpayer identification number, 2. I am not subject to backup withholding (or if I am, I have checked the box below), 3. I am a U.S. citizen or other U.S. person (including a U.S. resident alien), and 4. I am exempt from Foreign Account Tax Compliance Act (FATCA) reporting. For items 3 and 4, if I am not a U.S. citizen, U.S. resident alien or other U.S. person, I am submitting the applicable IRS Form W-8 to certify my foreign status and, if applicable, claim treaty benefits. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications to avoid backup withholding. 13. I (We) acknowledge and represent that I (we) have executed this application, and that my (our) signature(s) below (including my (our) electronic signature(s)) is (are) my (our) true and valid signature(s). I (We) further authorize Jackson to accept any electronic signature(s) that I (we) may make to this application. 14. I (We) understand that certain broker-dealers may limit the Contract Options available under the Contract. I (We) have discussed these limitations with my (our) Financial Professional and have been provided with a list of Contract Options currently available for election through my (our) broker-dealer. I (We) understand that any application including an election of a Contract Option not available through my (our) broker-dealer will not be accepted. I (We) understand that the Contract Options not available through my (our) broker-dealer may be available through other broker-dealers.

Financial Professional Acknowledgments and Signature I did not use sales material(s) during the presentation of this Jackson product to the applicant. ICC26 R320 Page 11 of 12 R3280 04/27 Financial Professional Acknowledgments and Signature continued on page 12. I certify that: Complete this certification regarding sales material section only if: The applicant has other existing policies or annuity contracts AND Will be either terminating any of those existing policies or using the funds from existing policies to fund this new Contract. By signing this form, I certify that: 1. I am authorized and qualified to discuss the Contract herein applied for. 2. I have reviewed all of the applicant's information, and I believe that my recommendation to purchase this annuity is in line with the applicant's financial situation and investment needs, and meets the appropriate standard of care (i.e. suitability or best interest) based on the facts disclosed by said applicant. I also attest that I have provided the applicant with all pertinent information about the product, including disclosure of risks involved, allowing the applicant to make an educated and informed decision about this purchase. Based on my completion of the required general annuity and/or Jackson product training, I believe this transaction is suitable and in the best interest of the applicant given the applicant's financial situation and needs. 3. The applicable current Buffers, Caps/Rates and any other Index Adjustment Factors associated with this Contract have been presented and explained to the applicant(s). 4. I have not made statements that differ from this material nor have I made any promises about the expected future Index Account Option values of this Contract. 5. I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790) and ensured that this replacement (if applicable) is consistent with that position. 6. The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the best of my knowledge and belief. 7. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced or changed is true and accurate to the best of my knowledge and belief. 8. I have discussed all applicable limitations to Contract Option availability with the applicant and have provided the applicant with a list of Contract Options currently available for election. 9. I have obtained prior approval from the soliciting broker-dealer to submit this application to Jackson. I used only Jackson-approved sales material(s), including electronically presented materials, during the presentation of this Jackson product to the applicant. In addition, copies of all approved sales material(s) used during the presentation were left with the applicant.

Financial Professional Acknowledgments and Signature (continued from page 11)

- Program Options Note: If no option is indicated, the designated default will be used.

! All Financial Professional certifications, licenses and trainings must be completed prior to application execution.

- If Percentage is left blank, all Financial Professionals will receive equal shares.

Financial Professional # 1 Signature	Date Signed (mm/dd/yyyy)	Jackson Assigned ID

First Name	Middle Name	Last Name

Financial Institution

Email Address (print clearly)	Business Phone Number (incl. area code)	Extension

Program Options: ☐ A ☐ B ☐ C ☐ D

Percentage: %

If more than one Financial Professional is participating in a Program Option on this case, all Financial Professional names, Jackson Assigned IDs and percentages (Financial Professional # 1-4 totaling 100%) must be listed below.

Financial Professional # 2 Name	Jackson Assigned ID	Percentage
		%

Financial Professional # 3 Name	Jackson Assigned ID	Percentage
		%

Financial Professional # 4 Name	Jackson Assigned ID	Percentage
		%

ICC26 R320 Page 12 of 12 **R3280 04/27**